                       MORTGAGE ORIGINATION AND MANAGEMENT
                                    AGREEMENT

                                  AMENDING DEED

                      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                 ACN 000 431 827

                   SUPERANNUATION MEMBERS' HOME LOANS LIMITED
                                 ACN 005 964 134

                                       and

                           MEMBERS' EQUITY PTY LIMITED
                                 ACN 070 887 679

                                 F R E E H I L L
                              H O L L I N G D A L E
                                    & P A G E

         MLC Centre Martin Place Sydney New South Wales 2000 Australia

                 Telephone (02) 9225 5000 Int + (61 2) 9225 5000
                     Facsimile (02) 9322 4000 DX 361 Sydney

                             Reference: PJSR:MR:31F

    SYDNEY MELBOURNE PERTH CANBERRA BRISBANE SINGAPORE HANOI HO CHI MINH CITY
                CORRESPONDENT OFFICES IN JAKARTA AND KUALA LUMPUR

      LIABILITY IS LIMITED BY THE SOLICITORS SCHEME UNDER THE PROFESSIONAL
                            STANDARDS ACT 1994 (NSW)

--------------------------------------------------------------------------------

Clause                                                                          Page

1        DEFINITIONS AND INTERPRETATION                                            3

         1.1      Definitions                                                      3
         1.2      Interpretation                                                   4
2        AMENDMENTS TO THE AGREEMENT                                               4

         2.1      Amendments                                                       4
         2.2      Amendments not to affect validity, rights, obligations           4
3        GENERAL                                                                   4

         3.1      Governing law and jurisdiction                                   4
         3.2      Attorneys                                                        4

                                                                          PAGE 2

--------------------------------------------------------------------------------
THIS AMENDING DEED

                  is made on          2000 between the following parties:

                  1.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ACN 000 431 827
                          of 1 Castlereagh Street Sydney NSW
                          (TRUSTEE)

                  2.      SUPERANNUATION MEMBERS' HOME LOANS LIMITED
                          ACN 005 964 134
                          of Level 17, 360 Collins Street Melbourne VIC
                          (MANAGER)

                  3.      MEMBERS' EQUITY PTY LIMITED (formerly known as NMFM
                          Lending Pty Limited)
                          ACN 070 887 679
                          of Level 17, 360 Collins Street Melbourne VIC
                          (MORTGAGE MANAGER)

RECITALS

                  A.      The Trustee is a trustee of trusts known as
                          Superannuation Members Home Loans Trusts (the TRUSTS)
                          and the Manager is a manager of the Trusts.

                  B.      The Trustee, the Manager and National Mutual Property
                          Services (Aust) Pty Limited (FORMER MANAGER) entered
                          into a Mortgage Origination and Management Agreement
                          (the NOVATED AGREEMENT) dated 4 July 1994.

                  C.      By a deed of novation dated 28 September 1995 the
                          Former Manager surrendered its rights and was released
                          and discharged from its obligations under the Novated
                          Agreement and the Mortgage Manager became entitled to
                          equivalent rights and assumed equivalent obligations
                          (DEED OF NOVATION).

                  D.      The parties wish to amend the agreement created by the
                          Novated Agreement and the Deed of Novation (the
                          AGREEMENT) in the manner set out in this deed.

THIS DEED WITNESSES

                  that in consideration of, among other things, the mutual
                  promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1         DEFINITIONS AND INTERPRETATION

          1.1  DEFINITIONS

               In this deed, a word or phrase (except as otherwise provided)
               defined in the Agreement has the same meaning as in the
               Agreement.

          1.2  INTERPRETATION

               Clause 1.2 of the Agreement applies to this deed.

                                                                          PAGE 3

--------------------------------------------------------------------------------
2         AMENDMENTS TO THE AGREEMENT

          2.1  AMENDMENTS

               (a)  The Agreement is amended as set out in the Schedule.

               (b)  The amendments to the Agreement in clause 2.1(a) take effect from the date of this deed.

          2.2  AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

               (a)  An amendment to the Agreement does not affect the validity or enforceability of the Agreement.

               (b)  Nothing in this deed:

                    (1)  prejudices or adversely affects any right, power,
                         authority, discretion or remedy arising under the
                         Agreement before the date of this deed; or

                    (2)  discharges, releases or otherwise affects any liability or obligation arising under the Agreement before the
                         date of this deed.

--------------------------------------------------------------------------------
3        GENERAL

          3.1  GOVERNING LAW AND JURISDICTION

               This deed is governed by the laws of New South Wales.

          3.2  ATTORNEYS

               Each of the Attorneys executing this deed states that the
               Attorney has no notice of the revocation of the power of attorney appointing that Attorney.

--------------------------------------------------------------------------------
EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the
presence of:

/s/ Maria Ratner                          /s/ Richard Lovell
---------------------------------------   --------------------------------------
Witness                                   Attorney

Maria Ratner                              Richard Anthony Lovell
---------------------------------------   --------------------------------------
Name (please print)                       Name (please print)

                                                                          PAGE 4

SIGNED SEALED AND DELIVERED for
SUPERANNUATION MEMBERS' HOME LOANS LIMITED
by its attorney in the
presence of:

/s/ Maria Ratner                        /s/ Peter Rowe
------------------------------------    ----------------------------------------
Witness                                 Attorney

Maria Ratner                            Peter Rowe
------------------------------------    ----------------------------------------
Name (please print)                     Name (please print)

SIGNED SEALED AND DELIVERED for
MEMBERS' EQUITY PTY LIMITED
by its attorney in the
presence of:

/s/ Maria Ratner                        /s/ Peter Rowe
------------------------------------    ----------------------------------------
Witness                                 Attorney

Maria Ratner                            Peter Rowe
------------------------------------    ----------------------------------------
Name (please print)                     Name (please print)

                                                                          PAGE 5

SCHEDULE - AMENDMENTS (CLAUSE 2.1(A))

The Agreement is amended by:

(a)  deleting the definition of "Agreed Procedures" and inserting the following:

          ""Agreed Procedures" means the practices and procedures relating to the origination, management and servicing of the Mortgages from time to time as agreed between the Trust Manager and the Trustee."

(b)  inserting a new definition of Bond Issue Date as follows:

          ""BOND ISSUE DATE" has the same meaning as in the Trust Deed.";

(c)  inserting a new definition of Designated Rating Agency follows:

          ""Designated Rating Agency" has the same meaning as in the Trust
          Deed.";

(d)  inserting a new definition of Securitisation Fund as follows:

          ""SECURITISATION FUND" has the same meaning as in the Trust Deed.";

(e)  by inserting a new definition of Supplementary Bond Terms Notice:

          ""SUPPLEMENTARY BOND TERMS NOTICE" has the same meaning as in the
          Trust Deed.";

(f)  by inserting a new clause 3.4:

          "3.4 MANAGER'S DUTIES

          The Mortgage Manager must not in performing its duties under this
          Agreement do or omit to do anything which could be reasonably expected to be in breach of the Trust Manager's or Trustee's obligations under the Trust Deed.";

(g)  inserting the words "and shall be solely responsible for the fees and expenses of such person" at the end of clause 5.3(b);

(h)  inserting after the words "Mortgage Manager" where it appears at the end of clause 5.6 of the Agreement the following:

          "and holds such assets on behalf of the Trustee as trustee of the relevant Fund.";

(i)  inserting a new clause 5.14 as follows:

          "5.14 Mortgage Substitution Certificate

          If pursuant to this Agreement or the Trust Deed any Mortgage which is an asset of a Securitisation Fund is repurchased and substituted by another Mortgage or Mortgage by the Mortgage Manager or by the Trustee
          as trustee of another Fund the Mortgage Manager must in respect of each substitute Mortgage and not less than 1 Banking Day before the date of substitution either:

          (1)  deliver to the Trust Manager a Bond Issue Confirmation
               Certificate; or

          (2)  if the Mortgage Manager is unable to give that Bond Issue
               Confirmation Certificate, because any of the matters to be certified is, with respect to its substitute Mortgage or
               Mortgages, not correct, the Mortgage Manager must give notice in writing to the Trust Manager and the Trustee and each Designated
               Rating Agency

                                                                          PAGE 6

          specifying in reasonable detail the reasons why the Mortgage Manager is unable to give the Bond Issue Certificate with respect to the
          Mortgage or Mortgages."

(j)  inserting at the end of clause 7.6 the following:

          "The Mortgage Manager must not do or omit to do anything which could be reasonably expected to prejudicially affect or limit its rights or the rights of the Trustee under or in respect of a Mortgage Insurance policy.";

(k)  inserting a new clause 10.4 as follows:

          "10.4 REPURCHASE OF MORTGAGES

          (a)  Notwithstanding clause 10.3 if the Trust Manager determines that any representation or warranty by the Mortgage Manager in a Bond
               Issue Confirmation Certificate with respect to a Mortgage forming part of a Securitisation Fund is false or misleading the Mortgage
               Manager will be obliged at the request of the Trust Manager to either (at the election of the Manager):

               (1)  repurchase the Mortgage; or

               (2)  repurchase and substitute or substitute or cause to be substituted a Mortgage in which event the Trustee and the
                    Trust Manager shall be obliged to comply with provisions of the Supplementary Bond Terms Notice with respect to the
                    substitution of Mortgages,

          within 120 days after the giving the relevant Bond Issue Confirmation
          Certificate.

          (b)  The provisions of clauses 7.14 and 7.15 of the Trust Deed shall be incorporated into this clause mutatis mutandis in relation to any Mortgage repurchased and any substitute Mortgage;

(l)  inserting a new clause 10.5 as follows:

          "10.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES

          The representations and warranties given in clause 10 survive the execution of this Agreement.";

(m)  deleting the word "or" at the end of each of clauses 14.1(a) and 14.1(b);

(n)  deleting the full stop at the end of clause 14.1(c) and inserting the word
     "or";

(o)  inserting after clause 14.1(c) as follows:

          "(d) it becomes unlawful for the Mortgage Manager to perform its duties under this Agreement.

          The Mortgage Manager must notify the Trust Manager and each Designated
          Rating Agency if any of the above events occurs.";

(p)  inserting at the end of clause 14.2 the following:

          "The Mortgage Manager may not terminate this Agreement unless a replacement mortgage manager has been appointed by the Trust Manager and the Trustee and it has entered into an agreement with the Trust
          Manager and the Trustee on terms similar to this Agreement and satisfactory to the Trust Manager and the Trustee. Any such appointment must not be made unless prior notice is given by the Trust

                                                                          PAGE 7

          Manager to each Designated Rating Agency or if it would have an adverse effect on the rating of any Bonds (as defined in the Trust
          Deed).";

(q)  inserting at the end of paragraph (b) of the Schedule to the Agreement
     "/the repurchase and substitution of Mortgages pursuant to clause 10.5 of the Agreement and to clause 5.14 of the Agreement. [Delete as required]"

(r)  in paragraph 1 of the Schedule to the Agreement, deleting the words "date of its settlement" and replacing them with the words "Bond Issue Date" or, if this certificate is given pursuant to clause 5.14 of the Agreement, the date of this certificate;

(s)  inserting the word "consecutive" after the words "more than 30" in paragraph 5 of the Schedule to the Agreement; and

(t)  inserting the following immediately after paragraph 9 of the Schedule to the Agreement:

     "10. At the time the Mortgage was entered into and up to and including the date hereof, we have complied in all material aspects with all applicable laws, including without limitation, where applicable, the
          Uniform Consumer Credit Legislation.

     11.  The performance by us of our obligations in respect of the Mortgage
          (including any variations, discharge, release administration, servicing and enforcement) up to and including the date hereof complied with all applicable laws including, where applicable, the
          Uniform Consumer Credit Legislation.

     12.  The Mortgage is denominated in and payable in Australian dollars.

     13.  Except where the relevant insurer under the applicable Approved
          Mortgage Insurance Policy otherwise agrees, the principal outstanding at the time the Mortgage was entered into did not exceed the maximum principal amount at that time which may be lent without the approval of the relevant insurer under the applicable Approved Mortgage
          Insurance Policy.

     14.  The Loan secured by the Mortgage is repayable:

          (a)  on fully amortising terms within 25 years of the date of the
               Securitisation Fund Bond Issue Direction; and

          (b)  at least 1 year before the final maturity date of the Bonds (as defined in the Master Trust Deed).

     15.  Subject to the terms of the Approved Mortgage Insurance Policy, the
          Mortgage is covered by an Approved Mortgage Insurance Policy for an amount not less than 100% of the amounts outstanding under the
          Mortgage, which policy also includes timely payment cover in respect of Loan Instalments.

     16.  The Loan secured by the Mortgage has been or is fully drawn."

     17.  The current ratio that the principal amount of the Loan bears to the value of the Property at the time the Loan is made was equal to or less than 90%.

     18.  The Loan secured by the Mortgage does not represent a direct or indirect obligation of an employee of the Mortgage Manager or the
          Trust Manager who has influence in the setting of interest rates for housing loans by the Mortgage Manager or the Trust Manager.

                                                                          PAGE 8

     19.  The Loan is not secured by vacant land or residential properties under construction.

     20.  All components of any Loan being a split loan will be acquired by the
          Securitisation Fund."

                                                                          PAGE 9

                                 MORTGAGE ORIGINATION AND MANAGEMENT
                                              AGREEMENT

                                            AMENDING DEED

                  PERPETUAL TRUSTEES AUSTRALIA LIMITED
                  ABN 86 000 431 827

                  ME PORTFOLIO MANAGEMENT LIMITED
                  (formerly known as Superannuation Members' Home Loans Limited)
                  ABN 79 005 964 134

                  and

                  MEMBERS' EQUITY PTY LIMITED
                  ABN 56 070 887 679

                  FREEHILLS

                  MLC Centre Martin Place Sydney NSW 2000 Australia
                  Telephone 61 2 9225 5000 Facsimile 61 2 9322 4000
                  www.freehills.com.au DX361 Sydney

                  SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI
                  HO CHI MINH CITY SINGAPORE
                  Correspondent Offices JAKARTA KUALA LUMPUR

                  Liability limited by the
                  Solicitors' Limitation of Liability Scheme,
                  approved under the
                  Professional Standards Act 1994 (NSW)

                  Reference PJSR:FMK:25E

--------------------------------------------------------------------------------

Clause                                                                       Page

1        DEFINITIONS AND INTERPRETATION                                         3

         1.1      Definitions                                                   3
         1.2      Interpretation                                                4
2        AMENDMENTS TO THE AGREEMENT                                            4

         2.1      Amendments                                                    4
         2.2      Amendments not to affect validity, rights, obligations        4
3        GENERAL                                                                4

         3.1      Governing law and jurisdiction                                4
         3.2      Attorneys                                                     4

--------------------------------------------------------------------------------
                                                                          PAGE 2

--------------------------------------------------------------------------------
THIS AMENDING DEED

          is made on               2000 between the following parties:

          1.   PERPETUAL TRUSTEES AUSTRALIA LIMITED
               ABN 86 000 431 827
               of Level 7, 29 Hunter Street Sydney NSW
               (TRUSTEE)

          2.   ME PORTFOLIO MANAGEMENT LIMITED
               (formerly known as Superannuation Members' Home Loans Limited)
               ABN 79 005 964 134
               of Level 17, 360 Collins Street Melbourne VIC
               (MANAGER)

          3.   MEMBERS' EQUITY PTY LIMITED
               (formerly known as NMFM Lending Pty Limited)
               ABN 56 070 887 679
               of Level 17, 360 Collins Street Melbourne VIC
               (MORTGAGE MANAGER)

RECITALS

          A.   The Trustee is a trustee of trusts known as Superannuation
               Members Home Loans Trusts (the TRUSTS) and the Manager is a
               manager of the Trusts.

          B.   The Trustee, the Manager and National Mutual Property Services
               (Aust) Pty Limited (FORMER MANAGER) entered into a Mortgage
               Origination and Management Agreement (the NOVATED AGREEMENT)
               dated 4 July 1994 (as amended).

          C.   By a deed of novation dated 28 September 1995 the Former Manager surrendered its rights and was released and discharged from its obligations under the Novated Agreement and the Mortgage Manager became entitled to equivalent rights and assumed equivalent obligations (DEED OF NOVATION).

          D.   The parties wish to amend the agreement created by the Novated
               Agreement and the Deed of Novation (the AGREEMENT) in the manner set out in this deed.

THIS DEED WITNESSES

          that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1    DEFINITIONS AND INTERPRETATION

     1.1  DEFINITIONS

          In this deed, a word or phrase (except as otherwise provided) defined in the Agreement has the same meaning as in the Agreement.

--------------------------------------------------------------------------------
                                                                          PAGE 3

     1.2  INTERPRETATION

          Clause 1.2 of the Agreement applies to this deed.

--------------------------------------------------------------------------------
2    AMENDMENTS TO THE AGREEMENT

     2.1  AMENDMENTS

          (a)  The Agreement is amended as set out in the Schedule.

          (b)  These amendments to the Agreement do not apply in respect of the securitisation funds known as "SMHL Global Fund No. 1" and "SMHL
               Global Fund No. 2".

          (c)  The amendments to the Agreement in clause 2.1(a) take effect from the date of this deed.

     2.2  AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

          (a)  An amendment to the Agreement does not affect the validity or enforceability of the Agreement.

          (b)  Nothing in this deed:

               (1)  prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Agreement before the date of this deed; or

               (2)  discharges, releases or otherwise affects any liability or obligation arising under the Agreement before the date of
                    this deed.

--------------------------------------------------------------------------------
3    GENERAL

     3.1  GOVERNING LAW AND JURISDICTION

          This deed is governed by the laws of New South Wales.

     3.2  ATTORNEYS

          Each of the Attorneys executing this deed states that the Attorney has no notice of the revocation of the power of attorney appointing that
          Attorney.

--------------------------------------------------------------------------------
4    COUNTERPARTS

          (a)  This deed may be executed in any number of counterparts.

          (b)  All counterparts, taken together, constitute 1 instrument.

          (c)  A party may execute this deed by signing any counterpart.

--------------------------------------------------------------------------------
                                                                          PAGE 4

--------------------------------------------------------------------------------
EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the presence of:

/s/ Mark Dickenson                          /s/ Stacey Gray
------------------------------------        ------------------------------------
Witness                                     Attorney

Mark Dickenson                              Stacey Gray
------------------------------------        ------------------------------------
Name (please print)                         Name (please print)

SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
(formerly known as Superannuation Members' Home Loans Limited)
by its attorney in the presence of:

/s/ Paul Garvey                             /s/ Nicholas Vamvakas
------------------------------------        ------------------------------------
Witness                                     Attorney

Paul Garvey                                 Nicholas Vamvakas
------------------------------------        ------------------------------------
Name (please print)                         Name (please print)

SIGNED SEALED AND DELIVERED for
MEMBERS' EQUITY PTY LIMITED
by its attorney in the presence of:

/s/ Paul Garvey                             /s/ Nicholas Vamvakas
------------------------------------        ------------------------------------
Witness                                     /s/ A. Wamsterer
                                            ------------------------------------
                                            Attorney

Paul Garvey                                 Nicholas Vamvakas
------------------------------------        ------------------------------------
Name (please print)                         Anthony Wamsterer
                                            ------------------------------------
                                            Name (please print)

--------------------------------------------------------------------------------
                                                                          PAGE 5

--------------------------------------------------------------------------------
SCHEDULE -- AMENDMENTS (CLAUSE 2.1(A))

The Agreement is amended by:

(d)  in paragraph 17 of the Schedule to the Agreement inserting immediately after "90%" the words:

          "or such higher ratio as approved by each Designated Rating Agency."

(e)  in paragraph 19 of the Schedule to the Agreement deleting the words:

          "vacant land or"

--------------------------------------------------------------------------------
                                                                          PAGE 6

               AMENDING DEED TO THE MORTGAGE
               ORIGINATION AND MANAGEMENT
               AGREEMENT

               FOR THE SUPERANNUATION MEMBERS' HOME LOANS
               PROGRAMME

               PERPETUAL TRUSTEES AUSTRALIA LIMITED
               ABN 86 000 431 827

               ME PORTFOLIO MANAGEMENT LIMITED
               ABN 79 005 964 134

               and

               MEMBERS EQUITY PTY LIMITED
               ABN 56 070 887 679

               [FREEHILLS LOGO OMITTED]

               MLC Centre Martin Place Sydney New South Wales 2000 Australia
               Telephone +61 2 9225 5000 Facsimile +61 2 9322 4000
               www.freehills.com DX 361 Sydney

               SYDNEY MELBOURNE PERTH BRISBANE HANOI HO CHI MINH CITY SINGAPORE
               Correspondent Offices JAKARTA KUALA LUMPUR

               Liability limited by the Solicitors' Limitation of Liability
               Scheme, approved under the Professional Standars Act 1994 (NSW)

               Reference PJSR:LGR:25D

-------------------------------------------------------------------------------------------------------------------

Clause                                                                                                         Page

1        DEFINITIONS AND INTERPRETATION                                                                           1

         1.1      Definitions                                                                                     1

         1.2      Interpretation                                                                                  2

2        AMENDMENTS TO THE AGREEMENT                                                                              2

         2.1      Amendments                                                                                      2

         2.2      Effectiveness                                                                                   2

         2.3      Amendments not to affect validity, rights, obligations                                          2

3        GENERAL                                                                                                  2

         3.1      Governing law and jurisdiction                                                                  2

         3.2      Variation                                                                                       2

         3.3      Further assurances                                                                              2

         3.4      Counterparts                                                                                    2

         3.5      Attorneys                                                                                       3

SCHEDULE - AMENDMENTS                                                                                             4

--------------------------------------------------------------------------------
Freehills Sydney 004599513           Printed 22 March 2004 (21:49)        PAGE 1

--------------------------------------------------------------------------------
THIS AMENDING DEED
                  is made on   22    March 2004 between the following parties:

                  1       PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ABN 86 000 431 827
                          of Level 7, 39 Hunter Street, Sydney, New South Wales
                          (TRUSTEE)

                  2       ME PORTFOLIO MANAGEMENT LIMITED
                          ABN 79 005 964 134
                          of Level 17, 360 Collins Street, Melbourne, Victoria
                          (MANAGER)

                  3       MEMBERS EQUITY PTY LIMITED
                          ABN 56 070 887 679
                          of Level 17, 360 Collins Street, Melbourne, Victoria
                          (MORTGAGE MANAGER)

RECITALS

                  A       The Trustee is a trustee of trusts known as the
                          Superannuation Members' Home Loans Trusts (TRUSTS) and
                          the Manager is a manager of the Trusts.

                  B       The Trustee, the Manager and the Former Mortgage
                          Manager entered into the Mortgage Origination and
                          Management Agreement.

                  C       By the Deed of Novation the Former Mortgage Manager
                          surrendered its rights and was released and discharged
                          from its obligations under the Mortgage Origination
                          and Management Agreement and the Mortgage Manager
                          became entitled to equivalent rights and assumed
                          equivalent obligations.

                  D       The parties wish to amend the Agreement in the manner
                          set out in this deed.

THIS DEED WITNESSES

                  that in consideration of, among other things, the mutual
                  promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1        DEFINITIONS AND INTERPRETATION

         1.1      DEFINITIONS

                  In this deed:

                  AGREEMENT means the agreement created by the Mortgage
                  Origination and Management Agreement and the Deed of Novation.

                  DEED OF NOVATION means the deed dated 28 September 1995
                  between the Trustee, the Manager, the Former Mortgage Manager
                  and the Mortgage Manager.

                  FORMER MORTGAGE MANAGER means National Mutual Property
                  Services (Aust) Pty Limited.

                  MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENT means the
                  agreement dated 4 July 1994 between the Trustee, the Manager and the Former Mortgage Manager.

--------------------------------------------------------------------------------
Freehills Sydney 004599513           Printed 22 March 2004 (21:49)        PAGE 1

         1.2      INTERPRETATION

                  Clause 1.2 of the Agreement is incorporated in this deed as if set out in full in this deed.

--------------------------------------------------------------------------------
2        AMENDMENTS TO THE AGREEMENT

         2.1      AMENDMENTS

                  The Agreement is amended as set out in the schedule.

         2.2      EFFECTIVENESS

                  The amendments to the Agreement in clause 2.1 take effect on and from the date of this deed.

         2.3      AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

                  (a)      An amendment to the Agreement does not affect the
                           validity or enforceability of the Agreement.

                  (b)      Nothing in this deed:

                           (1)      prejudices or adversely affects any right,
                                    power, authority, discretion or remedy
                                    arising under the Agreement before the date
                                    of this deed; or

                           (2)      discharges, releases or otherwise affects
                                    any liability or obligation arising under
                                    the Agreement before the date of this deed.

--------------------------------------------------------------------------------
3        GENERAL

         3.1      GOVERNING LAW AND JURISDICTION

                  (a)      This deed is governed by the laws of the State of New
                           South Wales.

                  (b)      Each of the parties irrevocably submits to the
                           non-exclusive jurisdiction of the courts of the State
                           of New South Wales.

         3.2      VARIATION

                  A variation of any term of this deed must be in writing and signed by the parties.

         3.3      FURTHER ASSURANCES

                  Each party must do all things and execute all further
                  documents necessary to give full effect to this deed.

         3.4      COUNTERPARTS

                  (a)      This deed may be executed in any number of
                           counterparts.

                  (b)      All counterparts, taken together, constitute one
                           instrument.

                  (c)      A party may execute this deed by signing any
                           counterpart.

--------------------------------------------------------------------------------
Freehills Sydney 004599513           Printed 22 March 2004 (21:49)        PAGE 2

         3.5      ATTORNEYS

                  Each of the attorneys executing this deed states that the
                  attorney has no notice of the revocation of the power of
                  attorney appointing that attorney.

--------------------------------------------------------------------------------
Freehills Sydney 004599513           Printed 22 March 2004 (21:49)        PAGE 3

--------------------------------------------------------------------------------
SCHEDULE - AMENDMENTS

         The Agreement is amended by:

         (a)      inserting a new clause 19 as follows:

                  "19      SERVICING STANDARDS

                  19.1     APPLICATION

                           This clause 19 applies to the following Funds created
                           or to be created pursuant to the Trust Deed:

                           (a)      the SMHL Global Fund No. 3;

                           (b)      the SMHL Global Fund No. 4;

                           (c)      the SMHL Global Fund No. 5;

                           (d)      the SMHL Global Fund No. 6; and

                           (e)      any other Fund nominated in writing by the
                                    Manager to the Trustee and the Mortgage
                                    Manager for the purposes of this clause 19.

                  19.2     SERVICING STANDARDS

                           The parties agree that for the purposes of this
                           Agreement the Mortgage Manager will comply with the
                           following service standards:

                           (a)      CUSTODIAL BANK ACCOUNTS

                                    Reconciliations shall be prepared on a
                                    monthly basis for all custodial bank
                                    accounts and related bank clearing accounts.
                                    These reconciliations shall:

                                    (i)      be mathematically accurate;

                                    (ii)     be prepared within forty-five (45)
                                             days after the end of each calendar
                                             month;

                                    (iii)    be reviewed and approved by someone
                                             other than the person who prepared
                                             the reconciliation; and

                                    (iv)     document explanations for
                                             reconciling items. These
                                             reconciling items shall be resolved
                                             within ninety (90) days of their
                                             original identification.

                           (b)      LOAN INSTALMENTS

                                    (i)      Loan Instalments received by the
                                             Mortgage Manager shall be deposited
                                             into the relevant Fund's custodial
                                             bank accounts and related bank
                                             clearing accounts within two
                                             Banking Days of receipt.

                                    (ii)     Loan Instalments made in accordance
                                             with the mortgagor's loan documents
                                             shall be posted to the applicable
                                             mortgagor records within two
                                             Banking Days of receipt.

                                    (iii)    Loan Instalments shall be allocated
                                             to the mortgagor's loan balance in
                                             respect of principal,

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                                             interest, insurance, taxes or other
                                             items in accordance with the
                                             mortgagor's loan documents.

                                    (iv)     Loan Instalments identified as
                                             prepayments shall be allocated in
                                             accordance with the mortgagor's
                                             loan documents.

                           (c)      DISBURSEMENTS

                                    (i)      Disbursements made to third parties
                                             via electronic funds transfer on
                                             behalf of a mortgagor or investor
                                             shall be made only by authorised
                                             personnel.

                                    (ii)     Disbursements made to third parties
                                             on behalf of a mortgagor or
                                             investor shall be posted within one
                                             Banking Day to the mortgagor's or
                                             investor's records maintained by
                                             the Mortgage Manager.

                                    (iii)    Unissued cheques shall be
                                             safeguarded so as to prevent
                                             unauthorised access.

                           (d)      INVESTOR ACCOUNTING AND REPORTING

                                    The investor reports shall agree with, or
                                    reconcile to, investors' records on a
                                    monthly basis as to the total unpaid
                                    principal balance and number of loans
                                    serviced by the Mortgage Manager.

                           (e)      MORTGAGOR LOAN ACCOUNTING

                                    The mortgage loan records shall agree with,
                                    or reconcile to, the records of mortgagors
                                    with respect to the unpaid principal balance
                                    on a monthly basis.

                           (f)      DELINQUENCIES

                                    Records documenting collection efforts shall
                                    be maintained during the period that a loan
                                    is in default and shall be updated at least
                                    monthly. Such records shall describe the
                                    entity's activities in monitoring delinquent
                                    loans including, for example, phone calls,
                                    letters and Loan Instalment rescheduling
                                    plans in cases where the delinquency is
                                    deemed temporary (eg illness or
                                    unemployment).

                           (g)      INSURANCE POLICIES

                                    A Financial Institutions Bond policy shall
                                    be in effect for the Mortgage Manager
                                    throughout the reporting period in the
                                    amount of coverage represented to investors
                                    in management's assertion.

                  19.3     COMPLIANCE CERTIFICATES

                           The Mortgage Manager undertakes that, for so long as
                           it is the Mortgage Manager, it will:

                           (a)      each year, deliver to the Manager a
                                    certificate substantially in the form of
                                    schedule 2 in respect of the Funds referred
                                    to in clause 19.1; and

                           (b)      use its reasonable endeavours to procure
                                    that, each year, an independent public
                                    accountant:

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                                    (i)      conducts an examination of the
                                             documents and records relating to
                                             the servicing by the Mortgage
                                             Manager of the loans secured by
                                             mortgages in respect of the Funds
                                             referred to in clause 19.1 during
                                             the most recent calendar year ended
                                             30 September, which complies with
                                             the Uniform Single Attestation
                                             Program for Mortgage Bankers issued
                                             by the Mortgage Bankers Association
                                             of America or similar procedure;
                                             and

                                    (ii)     delivers to the Manager a
                                             compliance certificate
                                             substantially in the form of
                                             schedule 3 in respect of that
                                             examination,

                           in each case such that the Manager is able to comply
                           with its obligations under Section 302 of the
                           Sarbanes-Oxley Act of 2002 of the United States of
                           America and Rules 13a-14 and 15d-14 of the United
                           States Securities Exchange Act of 1934 of the United
                           States of America."

         (b)      inserting a new schedule 2 as follows:

                  "SCHEDULE 2 - FORM OF ANNUAL COMPLIANCE CERTIFICATE

                  The undersigned, a duly authorised representative of Members
                  Equity Pty Limited as Mortgage Manager (the "Mortgage
                  Manager") pursuant to the agreement entitled "Mortgage
                  Origination and Management Agreement" dated 4 July 1994 (as novated and amended) between Perpetual Trustees Australia
                  Limited, ME Portfolio Management Limited and Members Equity
                  Pty Limited (the "Agreement") does hereby certify that:

                  1        Capitalised terms used but not defined in this
                           Officer's Certificate have their respective meanings
                           set out in the Agreement, unless the context requires
                           otherwise or unless otherwise defined in this
                           Officer's Certificate.

                  2        As of the date of this Officer's Certificate, Members
                           Equity Pty Limited is the Mortgage Manager of [INSERT
                           DETAILS OF THE FUND[S] TO WHICH THIS CERTIFICATE
                           APPLIES] (the "Fund[s]").

                  3        This Officer's Certificate is delivered pursuant to
                           the Agreement.

                  4        A review of the activities of the Mortgage Manager
                           during the calendar year ended 30 September [*], and
                           of its performance under the pooling and servicing
                           agreement or similar agreements was made under my
                           supervision.

                  5        Based on such review, to my knowledge, the Mortgage
                           Manager has fulfilled its obligations under the
                           pooling and servicing agreement or similar agreements
                           relating to the Fund[s] (including the Agreement)
                           throughout such calendar year except as set out in
                           paragraph 6 below.

                  6        The following is a description of any exceptions to
                           paragraph 5 above:

                           [INSERT DETAILS]

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                  IN WITNESS WHEREOF, the undersigned, a duly authorised officer of the Mortgage Manager, has duly executed this Officer's
                  Certificate this [*] day of [*].

                  Members Equity Pty Limited
                  as Mortgage Manager

                  By ________________________
                     Name:______________________
                     Title: Authorised Signatory";

         (c)      inserting a new schedule 3 as follows:

                  "SCHEDULE 3 - FORM OF INDEPENDENT AUDITOR'S ANNUAL COMPLIANCE
                  CERTIFICATE

                  SCOPE

                  We have reviewed the activities of Members Equity Pty Limited
                  (the "Mortgage Manager") for the purpose of determining its compliance with the servicing standards contained in the
                  Mortgage Origination and Management Agreement dated 4 July
                  1994 (as amended and novated) ("Agreement") (attached as
                  Appendix 1) in relation to the [INSERT DETAILS OF THE FUND[S]
                  TO WHICH THIS CERTIFICATE APPLIES] (the "Fund[s]") for the
                  year ended 30 September [*], in accordance with the statement by the Division of Corporation Finance of the Securities and
                  Exchange Commission dated [*], and our engagement letter dated
                  [*].

                  We have reviewed the servicing standards contained in the
                  Agreement to enable us to report on whether those servicing standards are similar to those contained in the Uniform Single
                  Attestation Program for Mortgage Bankers ("USAP") (attached as
                  Appendix 2), which establishes a minimum servicing standard for the asset backed securities market in the United States of
                  America. No equivalent of the USAP exists in Australia.

                  The management of the Mortgage Manager is responsible for
                  maintaining an effective internal control structure including internal control policies and procedures relating to the
                  servicing of mortgage loans. We have conducted an independent review of the servicing standards contained in the Agreement, in order to express a statement on the Mortgage Manager's
                  compliance with them to ME Portfolio Management Limited.

                  Our review of the servicing standards has been conducted in accordance with Australian Auditing Standards applicable to performance audits and accordingly included such tests and procedures as we considered necessary in the circumstances. In conducting our review we have also had regard to the guidance contained in the USAP. These procedures have been undertaken to enable us to report on whether anything has come to our attention to indicate that there has been significant
                  deficiencies in the Mortgage Manager's compliance with the servicing standards contained in the Agreement for the year ended 30 September [*] in respect of the Fund[s].

                  Our review did not include an assessment of the adequacy of the servicing standards themselves.

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                  This statement has been prepared for the use of ME Portfolio
                  Management Limited as at 30 September [*] in accordance with the requirements of the statement by the Division of
                  Corporation Finance of the Securities and Exchange Commission
                  dated [*], and the engagement letter dated [*]. We disclaim any assumption of responsibility for any reliance on this
                  review statement, to any person other than ME Portfolio
                  Management Limited.

                  STATEMENT

                  Based on our review:

                  o        nothing has come to our attention to indicate that
                           there has been any significant deficiencies in the
                           Mortgage Manager's compliance with the servicing
                           standards contained in the Agreement in respect of
                           the Fund[s] for the year ended 30 September [*];

                  o        the servicing standards contained in the Agreement
                           are similar to the minimum servicing standards
                           contained in the USAP, except for the following:

                           -        [INSERT DETAILS]

                  [INSERT NAME OF ORGANISATION]

                  [INSERT NAME AND TITLE OF SIGNATORY]

                  Place:

                  Date:

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APPENDIX 1 - SERVICING STANDARDS UNDER THE MORTGAGE ORIGINATION AND MANAGEMENT
AGREEMENT

         (a)      CUSTODIAL BANK ACCOUNTS

                  Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts.
                  These reconciliations shall:

                  (i)      be mathematically accurate;

                  (ii)     be prepared within forty-five (45) days after the end
                           of each calendar month;

                  (iii)    be reviewed and approved by someone other than the
                           person who prepared the reconciliation; and

                  (iv)     document explanations for reconciling items. These
                           reconciling items shall be resolved within ninety
                           (90) days of their original identification.

         (b)      LOAN INSTALMENTS

                  (i)      Loan Instalments received by the Mortgage Manager
                           shall be deposited into the relevant Fund's custodial
                           bank accounts and related bank clearing accounts
                           within two Banking Days of receipt.

                  (ii)     Loan Instalments made in accordance with the
                           mortgagor's loan documents shall be posted to the
                           applicable mortgagor records within two Banking Days
                           of receipt.

                  (iii)    Loan Instalments shall be allocated to the
                           mortgagor's loan balance in respect of principal,
                           interest, insurance, taxes or other items in
                           accordance with the mortgagor's loan documents.

                  (iv)     Loan Instalments identified as prepayments shall be
                           allocated in accordance with the mortgagor's loan
                           documents.

         (c)      DISBURSEMENTS

                  (i)      Disbursements made to third parties via electronic
                           funds transfer on behalf of a mortgagor or investor
                           shall be made only by authorised personnel.

                  (ii)     Disbursements made to third parties on behalf of a
                           mortgagor or investor shall be posted within one
                           Banking Day to the mortgagor's or investor's records
                           maintained by the Mortgage Manager.

                  (iii)    Unissued cheques shall be safeguarded so as to
                           prevent unauthorised access.

         (d)      INVESTOR ACCOUNTING AND REPORTING

                  The investor reports shall agree with, or reconcile to,
                  investors' records on a monthly basis as to the total unpaid principal balance and number of loans serviced by the Mortgage
                  Manager.

         (e)      MORTGAGOR LOAN ACCOUNTING

                  The mortgage loan records shall agree with, or reconcile to, the records of mortgagors with respect to the unpaid principal balance on a monthly basis.

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         (f)      DELINQUENCIES

                  Records documenting collection efforts shall be maintained during the period that a loan is in default and shall be
                  updated at least monthly. Such records shall describe the
                  entity's activities in monitoring delinquent loans including, for example, phone calls, letters and Loan Instalment
                  rescheduling plans in cases where the delinquency is deemed temporary (eg illness or unemployment).

         (g)      INSURANCE POLICIES

                  A Financial Institutions Bond policy shall be in effect for the Mortgage Manager throughout the reporting period in the amount of coverage represented to investors in management's assertion.

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APPENDIX 2 - UNIFORM SINGLE ATTESTATION PROGRAM FOR MORTGAGE BANKERS

THE UNIFORM SINGLE ATTESTATION PROGRAM

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                                                                                                               PAGE

ACKNOWLEDGEMENTS                                                                                                 ii

PREFACE                                                                                                         iii

INTRODUCTION                                                                                                      1

MINIMUM SERVICING STANDARDS                                                                                       4

         I.       CUSTODIAL BANK ACCOUNTS                                                                         4

         II.      MORTGAGE PAYMENTS                                                                               4

         III.     DISBURSEMENTS                                                                                   4

         IV.      INVESTOR ACCOUNTING AND REPORTING                                                               5

         V.       MORTGAGOR LOAN ACCOUNTING                                                                       5

         VI.      DELINQUENCIES                                                                                   5

         VII.     INSURANCE POLICIES                                                                              6

EXHIBIT I         EXAMPLE MANAGEMENT ASSERTION

EXHIBIT II        EXAMPLE MANAGEMENT REPRESENTATION LETTER

EXHIBIT III       EXAMPLE CPA REPORT

APPENDIX A        GLOSSARY

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                                ACKNOWLEDGEMENTS

         Several years ago, members of the Mortgage Bankers Association of
America's (MBA's) Audit & Internal Controls Subcommittee undertook a project to revise MBA's Uniform Single Audit Program for Mortgage Bankers (USAP). A "USAP
Working Group" was formed under the leadership of then - Subcommittee Chairman
Geoffrey A. Oliver, KPMG Peat Marwick LLP, to work with the staff of the AICPA to produce a cost-effective document that meets the needs of potential users of the USAP Report. The project was delayed due, is part, to the issuance of the
AICPA's Statements on Standards for Attestation Engagements subsequent to the publication of the last USAP in 1983. The USAP now complies with these standards and had been renamed the Uniform Single Attestation Program for Mortgage
Bankers.

         In the years since the first USAP Working Group was formed, numerous individuals from industry and the accounting profession have contributed their time and expertise to reviewing and commenting on various drafts of the USAP.
Those individuals have included mortgage company presidents, members of MBA's
Audit & Internal Controls Subcommittee, leaders of MBA's Loan Administrative
Committee, members of the Affiliation of Mortgage Banking Auditors, auditors with the "Big Six" and other accounting firms, representatives of the secondary market agencies, and the staff of the AICPA. The MBA and the industry owes those individuals a debt of gratitude.

         As Chairman of the USAP Working Group since 1992, I would like to express my personal appreciation to J. Mark Hanson, Fleet Mortgage Corp.;
William Glasgow, Jr., CMB, BancBoston Mortgage Corp.; John J. duHadway, Deloitte
& Touche LLP; Nicholas R. Bottini, Cortland L. Brovitz & Co. P.C.; Robert G.
Arnall, Arthur Anderson LLP; Robert W. Swegle, Ernst & Young LLP; Laura A.
Pepthens, Coopers & Lybrand LLP; Arlene K. Spencer and Steven F. Eckstein,
Source One Mortgage Services Corp.; Peter M. Hill, North American Mortgage
Company, Lawrence G. Roder, Fleet Mortgage Group, Inc.; Edward D. Hughes, GMAC
Mortgage Corporation; James P. Gross, J.I. Kislak Mortgage Corp.; Robert B.
Kenyon, First Union Mortgage Corp.; Eugene T. Ichner, Chase Manhattan Bank, and
Paul Fender, Kenneth Leventhal & Co. for their thoughtful comments and suggestions. In addition, I would like to express special thanks to Geoffrey A.
Oliver; Alison B. Utermehlen, Mortgage Bankers Association of America; and James
F. Green, AICPA, for the countless hours they spent working on all phases of this latest USAP revision.

                                        Dean F. Fox, Chairman, Audit & Internal
                                        Controls Subcommittee (1992 - 1994) and
                                        USAP Working Group (1992-1995),
                                        Financial Management Committee,
                                        Mortgage Bankers Association of America

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                                     PREFACE

         The Uniform Single Audit Program for Mortgage Bankers was introduced in
1965 by the Mortgage Bankers Association of America (MBA) and subsequently revised in 1975 and 1983. The program has been revised again to reflect changes in the mortgage banking industry and in servicing technology, and has been renamed the Uniform Single Attestation Program for Mortgage Bankers (USAP)
because it now involves an examination engagement performed in accordance with
Statements on Standards for Attestation Engagements (SSAE), specifically, SSAE
No. 3, Compliance Attestation (AICPA, Professional Standards, vo1. 1, AT sec.
500). The USAP was rewritten in cooperation with the American Institute of
Certified Public Accountants (AICPA).

         The purpose of the revised approach is to provide investors in residential mortgage loans with assurance relating to management's written assertion about a SERVICING ENTITY'S(1) compliance with the minimum servicing standards set forth in the USAP by the MBA. These standards, which were identified by members of MBA's Audit and Internal Controls Subcommittee with the assistance of representatives from the secondary market agencies, independent
CPAs, and industry leaders, establish the compliance criteria against which a servicing entity's management and the independent certified public accountant
(CPA) will report. Each standard represents a specific minimum requirement with which a servicing entity is expected to be in MATERIAL COMPLIANCE. The type and extent of procedures to be performed by the CPA to examine and report on management's written assertion about a servicing entity's compliance with these standards is the responsibility of the CPA.

         Potential users of the USAP REPORT include all parties with an interest in management's assertion about a servicing entity's compliance with the minimum servicing standards and, specifically, those to whom the mortgage servicer is obligated, through contractual agreement, to furnish a copy of the Report.
Reporting under the USAP, therefore, is mandated by the terms of a servicing entity's agreements including its investor servicing agreements and, possibly, agreements with creditors, regulators and potential acquirers of mortgage servicing rights. However, because these parties may have different interests and concerns about a servicing entity's operations, the USAP was written to address compliance criteria related to residential mortgage loan servicing.

         Because the minimum servicing standards in the USAP include many, but not all, of the servicing requirements generally required by investors, it does not purport to address all aspects of an entity's servicing operations.
Management and CPA reports under the USAP, therefore, provide no assurance regarding a servicing entity's compliance with any standards, controls, and requirements that are not identified to the minimum servicing standards. Certain investor and governmental requirements may either be more restrictive or involve more areas of compliance than the minimum servicing standards. However, the USAP standards are intended to represent

---------------------

(1)     Terms defined in the glossary (Appendix A) are in boldface type the first time they appear in the Program.

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commonly required minimum servicing standards that: (1) satisfy the primary need of the user to obtain a minimum level of assurance concerning compliance by a servicing entity with those standards, and (2) can serve as criteria for a management assertion that can be examined and reported on by a CPA on a cost-effective basis.

         The USAP Report differs from a report issued under Statement on
Auditing Standards (SAS) No. 70, Reports on the Processing of Transactions by
Service Organizations (AICPA, Professional Standards, vol. 1, AU sec. 324), and
is not a substitute for such a report. SAS No. 70 reports are intended to provide CPAs of investor organizations with information about a servicing entity's control structure policies and procedures that might affect an investor organization's financial statements. They provide assurance that a servicing entity's description of its control structure policies and procedures is fairly presented, that the policies and procedures have been placed in operation as of a specified date, and that the policies and procedures are suitably designed to achieve specified control objectives. Such information enables an investor organization CPA to obtain a sufficient understanding of the internal control structure of the investor organization to plan the audit. Some SAS No. 70 reports include a description of tests of the operating effectiveness of a servicing entity's control structure policies and procedures. When such policies and procedures are operating effectively, the investor organization CPA may be able to reduce his or her assessment of control risk for certain financial statement assertions. In contract, USAP Reports are intended to provide investors in loans with assurance about compliance with specific minimum residential loan servicing standards.

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                                  INTRODUCTION

1.       CONCEPT OF A UNIFORM SINGLE ATTESTATION PROGRAM

         The concept of a uniform single attestation program involves the acceptance by different users of a single CPA report on management's written assertion about a servicing entity's compliance with the minimum servicing standards in the USAP. A single program precludes the need for several compliance reporting programs to be developed by a number of different users.

2.       MANAGEMENT'S REPRESENTATIONS

         SSAE No. 3 requires that the CPA obtain a written assertion and letter of representation from management. Management's written assertion about a servicing entity's compliance with the minimum servicing standards in the USAP is the basis for testing and, therefore, is integral to the performance of the engagement and the CPA's rendering of an opinion. See Exhibit I for an illustrative management assertion and Exhibit II for an illustrative management representation letter.

3.       QUALIFICATIONS OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

         To be acceptable, the USAP must be performed by a CPA who complies with the applicable provisions of the public accountancy law and rules of the jurisdiction in which the CPA is licensed. The CPA must meet applicable continuing professional education requirements and quality control standards, must participate in a practice monitoring program comparable to those prescribed by the AICPA, and must be independent of the servicing entity as defined and interpreted under the Code of Professional Ethics of the AICPA.

4.       STANDARDS FOR ACCEPTABILITY

         The USAP must be performed by a CPA in accordance with SSAE No. 3. In accepting the USAP Report, each user recognizes that it relates to a servicing entity's compliance with the minimum servicing standards in the USAP and not to compliance with specific servicing agreements. See Exhibit III for an illustrative CPA report.

5.       REPORT TO USERS

         A servicing entity shall send to each user a copy of the USAP Report resulting from the performance of the USAP. The Report shall be submitted to users within ninety (90) days of the end of the servicing entity's reporting period.

         SSAE No. 3 addresses circumstances in which noncompliance by a servicing entity would require modification of the CPA's report (see P.P. 61 et.
seq.).

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6.       REPORTING EXCEPTIONS

         The CPA's report pursuant to an examination under SSAE No. 3 includes an opinion on management's assertion regarding a servicing entity's compliance with the minimum servicing standards in the USAP. Consequently, unlike an agreed-upon procedures engagement under SSAE No. 3, specific findings (or
"exceptions") are not reported under the USAP unless the CPA concludes that management's assertion is not fairly stated in all material respects.

7.       SAMPLING

         In accordance with SSAE No. 3, the CPA determines the procedures to be performed and evaluates the sufficiency of the evidence obtained using professional judgment. When exercising such judgment, the CPA may consider the guidance of SSAE No. 1 (AICPA, Professional Standards, vol. 1 AT sec. 100) and
SAS No. 39, Audit Sampling (AICPA, Professional Standards, vol. 1, AU sec. 350).

8.       TIMING

         Although it is intended that the USAP Report will relate to a period covering twelve months, there may be circumstances in which a twelve-month period is not covered. The USAP Report could, for example, relate to compliance during an interim period between a servicing entity's fiscal year-end and a new
USAP reporting-period end in the year such a change is made. The period covered by the USAP shall be stated in both management's assertion and the CPA's report.

9.       ROLE OF INTERNAL AUDITOR'S WORK

         The CPA's examination of management's assertion under the USAP may consider evidence produced by the internal audit function to the extent permitted by SAS No. 65, The Auditor's Consideration of the Internal Audit
Function in an Audit of Financial Statements (AICPA, Professional Standards,
vol. 1 AU sec. 322).

10.      PLANNING CONSIDERATIONS

         SSAE No. 1 (AICPA, Professional Standards, vol. 1, AT sec. 100.28-32)
provides guidance on planning attestation engagements. The CPA may wish to consider the following matters when planning the engagement:

         o        Certain populations of transactions may be subject to more than one minimum servicing standard. Accordingly, it may be more efficient to apply related procedures to the attributes of a common sample of transactions. For example, selecting a sample of mortgage payments subject to the deposit, posting, allocation, and investor remittance process might be more
                  efficient than selecting separate samples for each attribute.

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         o        Efficiency might be gained by performing some portion of the work at an interim date. For example, tests might be applied to applicable populations of transactions as of an interim test date with additional testing through the end of the
                  period covered by management's assertion.

11.      EFFECTIVE DATE

         The effective date for application of the USAP is for management assertions made about entities' compliance with the minimum servicing standards for fiscal periods ending on or after December 15, 1995, with earlier application encouraged.

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                           MINIMUM SERVICING STANDARDS

I.       CUSTODIAL BANK ACCOUNTS

         1.       Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts.
                  These reconciliation's shall:

                  o        be mathematically accurate;

                  o        be prepared within forty-five (45) calendar days
                           after the CUTOFF DATE;

                  o        be reviewed and approved by someone other than the
                           person who prepared the reconciliation; and

                  o        document explanations for reconciling items. These
                           reconciling items shall be resolved within ninety
                           (90) calendar days of their original identification.

         2.       Funds of the servicing entity shall be advanced in cases where there is an overdraft in an investor's or a mortgagor's
                  account.

         3.       Each custodial account shall be maintained at a federally
                  insured depository institution in trust for the applicable investor.

         4.       Escrow funds held in trust for a mortgagor shall be returned to the mortgagor within thirty (30) calendar days of payoff of the mortgage loan.

II.      MORTGAGE PAYMENTS

         1.       Mortgage payments shall be deposited into the custodial bank accounts and related bank clearing accounts within two
                  business days of receipt.

         2.       Mortgage payments made in accordance with the mortgagor's loan documents shall be posted to the applicable mortgagor records within two business days of receipt.

         3.       Mortgage payments shall be allocated to principal, interest, insurance, taxes or other escrow items in accordance with the mortgagor's loan documents.

         4.       Mortgage payments identified as loan payoffs shall be
                  allocated in accordance with the mortgagor's loan documents.

III.     DISBURSEMENTS

         1.       Disbursements made via wire transfer on behalf of a mortgagor or investor shall be made only by authorized personnel.

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         2.       Disbursements made on behalf of a mortgagor or investor shall be posted within two business days to the mortgagor's or
                  investor's records maintained by the servicing entity.

         3.       Tax and insurance payments shall be made on or before the
                  penalty or insurance policy expiration dates, as indicated on tax bills and insurance premium notices, respectively,
                  provided that such support has been received by the servicing entity at least thirty (30) calendar days prior to these
                  dates.

         4.       Any late payment penalties paid in conjunction with the
                  payment of any tax bill or insurance premium notice shall be paid from the servicing entity's funds and not charged to the mortgagor, unless the late payment was due to the mortgagor's error or omission.

         5.       Amounts remitted to investors per the servicer's investor
                  reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

         6.       Unissued checks shall be safeguarded so as to prevent
                  unauthorized access.

IV.      INVESTOR ACCOUNTING AND REPORTING

         1.       The servicing entity's investor reports shall agree with, or reconcile to, investors' records on a monthly basis as to the total unpaid principal balance and number of loans serviced by the servicing entity.

V.       MORTGAGOR LOAN ACCOUNTING

         1.       The servicing entity's mortgage loan records shall agree with, or reconcile to, the records of mortgagors with respect to the unpaid principal balance on a monthly basis.

         2.       Adjustments on ARM loans shall be computed based on the
                  related mortgage note and any ARM rider.

         3.       Escrow accounts shall be analyzed, in accordance with the
                  mortgagor's loan documents, on at least an annual basis.

         4.       Interest on escrow accounts shall be paid, or credited, to mortgagors in accordance with the applicable state laws. (A compilation of state laws relating to the payment of interest on escrow accounts may be obtained through the MBA's FAX ON
                  DEMAND service. For more information, contact MBA.)

VI.      DELINQUENCIES

         1.       Records documenting collection efforts shall be maintained during the period a loan is in default and shall be updated at least monthly. Such records shall describe the entity's
                  activities in monitoring delinquent loans including, for

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                  example, phone calls, letters and mortgage payment
                  rescheduling plans in cases where the delinquency is deemed temporary (e.g., illness or unemployment).

VII.     INSURANCE POLICIES

         1.       A fidelity-bond and errors and omissions policy shall be in effect on the servicing entity throughout the reporting period in the amount of coverage represented to investors in
                  management's assertion.

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                                                                       EXHIBIT I

                        EXAMPLE MANAGEMENT ASSERTION(2)

                      [Letterhead of XYZ Mortgage Company]

As of and for the [period] ended [date], XYZ Mortgage Company has complied(3) in all material respects with the minimum servicing standards set forth in the
Mortgage Bankers Association of America's Uniform Single Attestation Program for
Mortgage Bankers. As of and for this same period, XYZ Mortgage Company had in effect a fidelity bond and errors and omissions policy in the amount of [specify amount].

                                           _____________________________________
                                           Name and Title(4)

                                           _____________________________________
                                           Date

--------------------

(2)      As specified in P. 11a of SSAE No. 3, if the CPA's report is intended for general use (including "all investors in loans being serviced by a servicing entity"), management's assertion should be both in a representation letter to the CPA (Exhibit II) and in a separate report
         (i.e., management's assertion, Exhibit I) that will accompany the CPA's report. Management's assertion can set forth the specific minimum servicing standards or make reference to the document containing the minimum servicing standards (that is, the MBA's USAP).

(3)      Management should appropriately modify its assertion for matters of material non-compliance and include a description of such
         non-compliance.

(4)      The assertion should be signed by members of management who are responsible for and knowledgeable, directly or through others in the organization, about the matters covered by the assertion. Normally, the chief executive officer, the chief financial officer, and/or the chief servicing officer should sign the assertion.

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                                                                      EXHIBIT II

                    EXAMPLE MANAGEMENT REPRESENTATION LETTER

                      [Letterhead of XYZ Mortgage Company]

[Addressed to CPA]

In connection with your examination of our assertion that XYZ Mortgage Company complied with the minimum servicing standards in the Mortgage Bankers
Association of America's Uniform Single Attestation Program for Mortgage Bankers
(USAP) as of and for the [period] ended [date], we recognize that obtaining representations from us concerning the information contained in this letter is a significant procedure in enabling you to express an opinion on management's assertion about compliance with the minimum servicing standards. Accordingly, we make the following representations, which are true to the best of our knowledge and belief in all material respects:

1.       We are responsible for complying with the minimum servicing standards in the USAP.

2.       We are responsible for establishing and maintaining an effect internal control structure over compliance with the minimum servicing standards.

3.       We have performed an evaluation of XYZ Mortgage Company's compliance with the minimum servicing standards.

4.       As of and for the [period] ended [date], XYZ Mortgage Company has complied with the minimum servicing standards. [This assertion should be modified as necessary to identify any noncompliance.(5)

5.       We have disclosed to you all known noncompliance with the minimum servicing standards.

6.       We have made available to you all documentation related to compliance with the minimum servicing standards.

7.       We have made the following interpretation of the minimum servicing standard related to... [This assertion should state management's interpretation of any compliance requirements that have varying interpretations.]

8.       We have disclosed any communications from regulator agencies, internal auditors, and other practitioners concerning possible noncompliance with the minimum servicing standards, including communications received between [specify the end of the period addressed in management's assertion and the date of the CPA's report].

---------------

(5)      Any instances of material noncompliance should be explained here or in a separate addendum to this letter.

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9.       We have disclosed to you any known noncompliance occurring subsequent to [specify period covered by management's assertion].

                                           _____________________________________
                                           Name and Title(6)

                                           _____________________________________
                                           Date

-------------------

(6)      As specified in P. 9 of SAS No. 19, Client Representations (AICPA,
         Professional Standards, vol. 1, AU sec. 333), the representation letter should be signed by members of management whom the CPA believes are responsible for and knowledgeable, directly or through others in the organization, about the matters covered by the representations.
         Normally, the chief executive officer, the chief financial officer, and/or the chief servicing officer should sign the representation letter.

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                                                                     EXHIBIT III

                             EXAMPLE CPA REPORT(7)

                         Independent Accountant's Report

                            To XYZ Mortgage Company:

We have examined management's assertion about XYZ Mortgage Company's compliance with the minimum servicing standards identified in the Mortgage Bankers
Association of America's Uniform Single Attestation Program for Mortgage Bankers
(USAP) as of and for the [period] ended [date] included in the accompanying management assertion. Management is responsible for XYZ Mortgage Company's compliance with those minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the entity's compliance based on our examination.

Our examination was made in accordance with standards established by the
American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about XYZ Mortgage Company's compliance with the minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on XYZ Mortgage Company's compliance with the minimum servicing standards.

In our opinion, management's assertion that XYZ Mortgage Company complied with the aforementioned minimum servicing standards as of and for the [period] ended
[date] is fairly stated, in all material respects.

-----------------

(7)      P.P. 61 et seq. of SSAE No. 3 address circumstances in which the CPA should modify the standard report.

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                                                                      APPENDIX A

                                    GLOSSARY

CUTOFF DATE

         The date as of which a bank account is reconciled every month. It may, or may not, coincide with a prescribed investor reporting date but shall be consistent from period to period.

MATERIAL COMPLIANCE

         Paragraphs 35 and 36 of SSAE No. 3 provide guidance on the factors the
         CPA should take into account when making judgments about an entity's compliance with the minimum servicing standards in the USAP.

SERVICING ENTITY

         An entity that is engaged in servicing residential mortgage loans.
         Residential mortgage loan servicing involves performing certain loan administration functions, including collecting mortgage payments, disbursing principal and interest payments to investors, maintaining tax and insurance escrow accounts, and managing delinquent loans and foreclosed properties. The entity performs these functions for a fee on behalf of investors in loans, pursuant to its investor servicing agreements.

USAP REPORT

         The report that shall be furnished to investors upon completion of the
         USAP engagement and is comprised of management's assertion (see Exhibit
         I) and the CPA's report (see Exhibit III).

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EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the
presence of:

________________________________________________                 __________________________________________________
Witness                                                          Attorney

/s/ Elizabeth Lovell____________________________                 /s/ Shelagh Gossain_______________________________
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in the
presence of:

________________________________________________                 __________________________________________________
Witness                                                          Attorney

/s/ David Porter________________________________                 /s/ Nicholas Vamvakas_____________________________
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
MEMBERS EQUITY PTY LIMITED
by its attorney in the
presence of:

________________________________________________                 __________________________________________________
Witness                                                          Attorney

/s/ David Porter________________________________                 /s/ Nicholas Vamvakas_____________________________
Name (please print)                                              Name (please print)

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